UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2006

                            Industrial Minerals, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                               ------------------
                 (State or other jurisdiction of incorporation)


        000-30651                                         11-3763974
---------------------------                          -------------------
(Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)

                2500 One Dundas Street West, Toronto, ON, M5G 1Z3
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621

                                 Not Applicable
                               ------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. RESERVED............................................................3

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS........................................................4

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................4

SIGNATURES.....................................................................4


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.



ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.



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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Toski, Schaefer & Co., P.C., former auditors of the Company, ceased their services as Auditor on April 14, 2006. Rotenberg & Co., LLP were engaged as new Auditors as of April 28, 2006.

The Change of Accountants was approved by the Board of Directors.

In connection with the audits of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

The audit report by Toski, Schaefer & Co., P.C. for the periods ended December 31, 2005 and December 31, 2004, contained an opinion which included a paragraph discussing uncertainties related to continuation of the registrant as a going concern. Otherwise, the audit report by Toski, Schaefer & Co., P.C. for the period December 31, 2005 and December 31, 2004, did not contain an adverse

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opinion  or  disclaimer  of  opinion,  nor  was  qualified  or  modified  as  to uncertainty, audit scope, or accounting principles.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


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                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     a)   Financial Statements - Not Applicable

     b)   Exhibits -  16.1     Resignation of Auditor
                      23.1    Consent of Toski, Schaefer & Co., P.C.
                      23.2    Consent of Rotenberg & Co., LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.
                        ---------------------------------
                                  (Registrant)

                               Dated: May 10, 2006

                                /s/Larry Van Tol
                     -------------------------------------
                          Larry Van Tol, President, CEO
                       Acting CFO and Secretary/Treasurer



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